EXHIBIT 99.1

This Statement on Form 3 is filed jointly by Oaktree Fund GP II, L.P., Oaktree
Capital II, L.P., Oaktree Holdings, Inc., Oaktree Capital Group, LLC, Oaktree
Capital Group Holdings, L.P. and Oaktree Capital Group Holdings GP, LLC. The
principal business address of each of these reporting persons is 333 South Grand
Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Fund GP II, L.P.

Date of Event Requiring Statement: January 26, 2012

Issuer Name and Ticker or Trading Symbol: DoubleLine Opportunistic Credit Fund
(NYSE: DBL)

                                       OAKTREE FUND GP II, L.P.

                                       By: /s/ Richard Ting
                                           ---------------------------
                                       Name: Richard Ting
                                       Title: Authorized Signatory

                                       By: /s/ Emily Alexander
                                           ---------------------------
                                       Name: Emily Alexander
                                       Title: Authorized Signatory

                                       OAKTREE CAPITAL II, L.P.

                                       By: Oaktree Holdings, Inc.
                                       Its: General Partner

                                       By: /s/ Richard Ting
                                           ---------------------------
                                       Name: Richard Ting
                                       Title: Managing Director and Associate
                                       General Counsel

                                       By: /s/ Emily Alexander
                                           ---------------------------
                                       Name: Emily Alexander
                                       Title: Managing Director

                                       OAKTREE HOLDINGS, INC.

                                       By: /s/ Richard Ting
                                           ---------------------------
                                       Name: Richard Ting
                                       Title:  Managing Director and Associate
                                       General Counsel

                                       By: /s/ Emily Alexander
                                           ---------------------------
                                       Name: Emily Alexander
                                       Title: Managing Director

                                       OAKTREE CAPITAL GROUP, LLC

                                       By: /s/ Richard Ting
                                           ---------------------------
                                       Name: Richard Ting
                                       Title: Managing Director and Associate
                                       General Counsel

                                       By: /s/ Emily Alexander
                                           ---------------------------
                                       Name: Emily Alexander
                                       Title: Managing Director

                                       OAKTREE CAPITAL GROUP HOLDINGS, L.P.

                                       By: Oaktree Capital Group Holdings GP,
                                       LLC
                                       Its: General Partner

                                       By: /s/ Richard Ting
                                           ---------------------------
                                       Name: Richard Ting
                                       Title: Managing Director and Associate
                                       General Counsel

                                       By: /s/ Emily Alexander
                                           ---------------------------
                                       Name: Emily Alexander
                                       Title: Managing Director

                                       OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                       By: /s/ Richard Ting
                                           ---------------------------
                                       Name: Richard Ting
                                       Title: Managing Director and Associate
                                       General Counsel

                                       By: /s/ Emily Alexander
                                           ---------------------------
                                       Name: Emily Alexander
                                       Title: Managing Director